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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       JANUARY 26, 2001 (JANUARY 24, 2001)
                Date of Report (Date of earliest event reported)


                               EPIQ SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


           MISSOURI                   0-22081                  48-1056429
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)



                                501 KANSAS AVENUE
                              KANSAS CITY, KS 66105
                    (Address of principal executive offices)



                                 (913) 621-9500
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS

     a) COMPANY DECLARES STOCK DIVIDEND

     On January 24, 2001, the Company announced that its Board of Directors had approved a 3 for 2 stock split effected in the form of a 50% stock dividend, payable February 23, 2001 to holders of record as of February 8, 2001. The Company will pay cash to shareholders in lieu of fractional shares.

     b) COMPANY ELECTS NEW BOARD MEMBER

     On January 25, 2001, the Company announced that it elected Edward M. Connolly, Jr. to its Board of Directors.

     Mr. Connolly served as president of the Aventis Pharmaceuticals Foundation and vice president of community affairs for Aventis Pharmaceuticals. He retired from Aventis in October 2000. Prior to his work there, he held various executive positions, primarily in the human resources area, at Marion Laboratories, Marion Merrell Dow and Hoechst Marion Roussel, predecessor companies to Aventis. He holds a Bachelor of Arts degree in psychology from Bellarmine University in Louisville, Kentucky.



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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EPIQ SYSTEMS, INC.
Date:  January 26, 2001

                                             By:  /s/ Janice E. Katterhenry
                                                ----------------------------
                                             Name:    Janice E. Katterhenry
                                             Title:   Chief Financial Officer


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